Deutsche Bank Energy,
Utilities, and Power
Conference

The Loews Miami Beach
Miami, FL

May 27, 2009

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Great Falls
COLSTRIP UNIT 4
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE 1
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy

Delivering a Bright Future

who we are…

(1)

As of 3/31/09

(2)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

656,000 customers

392,000 electric

264,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,791 MM (1)

Total Capitalization: $1,675 MM (1)(2)

Total Employees: 1,385 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

NorthWestern’s attributes…

Solid operations

Cost competitive

Above-average reliability

Award-winning customer service

Increasing earnings

Ongoing EPS growth of 6.2% from ’05 to ‘08

Colstrip Unit 4 into rates effective Jan. 1, 2009

Expected to add $9 million or $.25/share in earnings over 2008

Rate case to be filed in Montana on electric and gas distribution business in 3Q ’09

Positive effect on earnings starting Q3 2010

Strong cash flows

NOLs provide an effective tax shield until 2012

Improving debt ratings

Secured credit ratings of A-(MT) BBB+(SD) / BBB+ / Baa1

Moody’s has on “positive” outlook

Strong growth prospects

Electric generation and transmission opportunities

Solid operations with strong growth prospects.

regulatory update…

Mill Creek Generation Station approved by MPSC

Filed for pre-approval on the plant in August 2008

Decision to approve on May 19, 2009

Cost of plant estimated to be $201.8 million

Debt/equity structure of 50/50; authorized ROE of 10.25%

Rate case to be filed in Montana in 2009

Filing will include both electric and natural gas distribution businesses

Expect to file in 3Q 2009 on 2008 test year

Expect decision by July 1, 2010

Filed with FERC to conduct a second Open Season on MSTI &
collector system

Requested ability to allow new participants the opportunity to reserve capacity, while providing existing participants the opportunity to reaffirm existing reservations

Reflects the change and increase of renewables in the generation queue in Montana

Establishing constructive regulatory regulations in all jurisdictions.

2009 first quarter results…

Confirming earnings guidance for 2009.

Gross Margin increased
mainly due to transfer of
interest in CU4 into regulated
Electric ($5.8M) and other
miscellaneous items ($0.2M).

OG&A increased mainly due
to insurance reserves ($2.6M),
Pension ($2.1M), labor and
benefits ($1.6M), offset slightly
by other lower costs ($1.0).

Property and other taxes
increased due to higher
estimated valuations.

Depreciation increased
primarily due to 2008 plant
additions.

Interest Expense decreased
primarily due to lower rates on
our variable debt.

Unaudited (Dollars in 000's)

2009

2008

Variance

Operating Revenues

370,903

385,975

(15,072)

Cost of Sales

208,010

229,084

(21,074)

Gross Margin

162,893

156,891

6,002

Operating Expenses

    OG&A Expense

65,419

60,071

5,348

    Property and other taxes

24,289

23,640

649

    Depreciation

22,722

21,091

1,631

Total Operating Expenses

112,430

104,802

7,628

Operating Income

50,463

52,089

(1,626)

Interest Expense

(15,134)

(16,080)

946

Investment Income and Other

591

662

(71)

Income Before Taxes

35,920

36,671

(751)

Income Taxes

(13,107)

(13,220)

113

Net Income

22,813

23,451

(638)

Three Months Ended March 31,

2009 income guidance…

Drivers

CU4 increase expected to be approximately $9 million or
$.25/share

Pension expense expected to be flat compared to 2008

Planned insurance recoveries will offset our Q1 insurance
reserve expense increase

Retail electric and natural gas volumes expected to
approximate 2008

Wholesale electric volumes in SD expected to decrease due
to a planned outage for regularly scheduled maintenance in
2009

Normal weather in our service territories for the rest of 2009

Expect increase of 5% to 13% over 2008 earnings of $1.77/share .

$1.85 to $2.00 per fully diluted share

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

  Audited (Dollars in 000's)

March 31,

December 31,

2009

2008

Cash

83,246

11,292

Restricted Cash

14,948

14,727

Accounts Receivable, Net

142,377

155,672

Inventories

34,929

70,741

Other Current Assets

73,651

60,985

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

2,087,570

2,093,492

  Total Assets

2,791,849

$

2,762,037

$

Payables

66,289

94,685

Other Current Liabilities

283,396

264,654

Long & Short Term Capital Leases

37,828

37,991

Long & Short Term Debt

900,629

862,056

Other Non-current Liabilities

729,197

739,118

Shareholders' Equity

774,510

763,533

  Total Liabilities and Equity

2,791,849

$

2,762,037

$

Long & Short Term Debt / Total Capitalization

53.8%

53.0%

Debt Maturity Schedule
as of 3/31/09
($Million's)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

NorthWestern Energy
Delivering a Bright Future

liquidity highlights…

Total liquidity currently in the
$275 million range

Recently issued $250 million in
First Mortgage Bonds

10 year maturity with interest
rate of 6.34%

Primarily used proceeds to:

Refinance our Colstrip loan
maturing in December 2009

Pay down our revolver

Paid off the high interest debt
Company assumed with leases

Debt maturities in late 2009

Unsecured revolver matures on
Nov. 1, 2009

Currently no drawings on the
facility

Liquidity position remains strong

Nearly all long-term debt matures after 2014

credit ratings…

                                                                 Fitch            S&P                 Moody’s

Senior Secured Rating       BBB+                                         A-  (MT)                     Baa1
                                                                                                                                                                                              BBB+ (SD)

Senior Unsecured                         BBB                                             BBB                                                   Baa2

Outlook                                                    Stable            Stable                                          Positive

Fitch upgraded in January 2009 and Moody’s upgraded in March 2009.

generation growth highlights…

In service date for Mill Creek Generation Station is 4Q 2010

Mill Creek Generating Unit in Montana

Existing regulating services are becoming
more expensive and scarce

120-150 MW plant near Anaconda, MT

To be built for regulation services to
balance supply and load for NWE’s
Balancing Area

Rate-based cost of service investment

MPSC approval on May 19, 2009

Authorized ROE of 10.25%

50/50 debt/equity structure

Estimated capital cost of $201.8 million

Turbine purchase of $80 million is approved

Remainder subject to prudence review upon
completion of plant

MONTANA
IDAHO
Great Falls Area
GREAT FALLS
Judith Gap Area
JUDITH GAP AUTO
HOT SPRINGS
TAFT
OVANDO SWYD
GARRISON
HELENA
Townsend Area
TOWNSEND
ANACONDA
BUTTE
THREE RIVERS
BOZEMAN
BROADVIEW SWYD
ALKALI CREEK
BILLINGS
COLSTRIP
Broadview Area
Butte/Ennis Area
MIDPOINT
BRADY
BORAH
POCATELLO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line

NorthWestern Energy
Delivering a Bright Future

our proposed transmission projects…

Potential Transmission Delivery in Montana
Capacity (MW)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Coal
Gas
Wind
Transmission and Power Marketers
Total
MT Existing Generation
Feb 08
Mar 09

NorthWestern Energy
Delivering a Bright Future

generation plans shifting to wind…

New generation in Montana mostly wind and will need to find an end user.

Wind Electricity Potential
(GWh/yr) Class 4-7
Total Potential (GWh/yr)
Montana 830,504
Wyoming 733,350
New Mexico 208,090
Colorado 198,197
California 60,068
Washington 27,172
Oregon 20,572
Nevada 17,589
Utah 9,908
Idaho 9,748
Arizona 7,268
Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential
Prepared by Energy Strategies, LLC
= scale of wind resources relative to Montana's

Wind Power Classification
3 Fair 300 - 400 6.4 - 7.0 14.3 - 15.7
4 Good 400 - 500 7.0 - 7.5 15.7 - 16.8
5 Excellent 500 - 600 7.5 - 8.0 16.8 - 17.9
6 Outstanding 600 - 800 8.0 - 8.8 17.9 - 19.7
7 Superb 800 - 1600 8.8 - 11.1 19.7 - 24.8
NREL
U.S. Department of Energy
National Renewable Energy Laboratory

NorthWestern Energy
Delivering a Bright Future

supply - Montana wind potential…

Very strong wind regime in Montana.

Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

demand - renewable standards…

The current renewable percentage of NorthWestern’s
electric supply in Montana is a little more than 8%.

our transmission developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line by 500-600
MW’s

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

NorthWestern announced joint
development agreement with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Bonneville Power Authority

Cost estimate of our portion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Collector System Example
Existing 500 kV CTS
Existing 500 kV BPA
Existing 230 kV
Collector
MSTI 500 kV

NorthWestern Energy
Delivering a Bright Future

transmission project developments…

In service date in 2014.

230 kV “Collector System”

Provides gathering system for
new generation to access
MSTI and network system
benefits

Our project with no partners

Informational meeting with
customers in 2Q 2009

Open Season 3Q ‘09 to
determine demand

Cost estimate of “collector”
project = $200M

Alternative Routes
MONTANA
IDAHO
WYOMING
Butte
Dillon
Three Forks
Idaho Falls
Pocatello
Twin Falls
Alternative Routes

NorthWestern Energy

Delivering a Bright Future

transmission project developments cont’d…

Provides additional capacity on a
historically constrained path, and
connects expanding new
renewable markets in Idaho, Utah
and the Southwest U.S.

Total project cost estimated from
$800 million to $1 billion

Considering strategic partners

Plan to be operational in 2014

FERC filing in January ’09

Information meeting with FERC in
March ‘09

Start construction 2011

For current information:
www.MSTI500kV.com

Estimated to be on line early 2014.

MSTI

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip 500 KV upgrade
230kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy
Delivering a Bright Future

cap ex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary
capex is funded 100%
by free cash flow.

Company doesn’t anticipate
needing equity unless we
proceed with MSTI.

We will move forward with
the funding of these projects
only when they make
economic sense.

MSTI project is now slated for
early 2014 and capex has
been modified accordingly.

Non-discretionary

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generation Station

200

$

to

200

$

10.0

$

to

10.0

$

Dec 2011

Colstrip 500 kV transmission upgrade **

$

to

75

$

2.5

$

to

3.8

$

Jan 2012

South Dakota Peaking generation

$

to

$

3.8

$

to

4.5

$

Jan 2013

230 kV Wind Collector system

$

to

$

7.5

$

to

10.0

$

Jan 2014

MSTI transmission line

$

to

1,000

$

40.0

$

to

50.0

$

Jan 2014

Totals

1,275

$

to

1,565

$

63.8

$

to

78.3

$

*  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 30% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

growth project milestones ’09 & ’10…

Mill Creek

         2009

Decision from  the MPSC

Q2

Begin construction (if approved)

Q3

500 kV upgrade

2009

Complete engineering and planning studies

Q4

WECC regional planning process begins

Q4

Finalize commercial terms w/partners

Q4

230 kV Collector system

2009

Information meeting with customers

Q2

FERC ruling allowing  “open season”

Q2

Conduct “open season”

Q3

Complete commercial terms

Q4

MSTI

2009

FERC ruling allowing  “open season”

Q2

Continue discussions w/possible JV partner

Q2

Conduct “open season”/commercial terms

Q3

EIS draft for public review due

Q4

Mill Creek

       2010

Complete construction

Q4

Start up, commissioning and completion

Q4

500 kV upgrade

2010

Run subscription process

Q1

Complete regional planning process

Q4

Begin construction

Q4

230 kV Collector system

2010

Siting and permitting process begins

Q1

WECC regional planning process

Q2

MSTI

            2010

Final EIS

Q1

Record of decision

Q3

Begin right of way procurement

Q4

Final Engineering

Q4

summary…

Value

Dividend yield in excess of 6.0%

Currently trading at approximately book value

Strong financial profile

All debt is investment grade rated

2009 earnings expected to increase 5%-13% over 2008

Strong cash flows from increasing earnings and NOLs expected into
2012

Improving regulatory relationships

Opportunity for growth

Montana T&D rate case to be filed in 2009

expecting a rate increase request

effective in 2010

Possibility of increasing rate base on growth projects with investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Current value with growth opportunities.

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